Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent  to the  incorporation  by  reference  in this  Registration
Statement on Form S-8 of our report dated May 6, 1999 on the financial statements of Outlook Sports Technology, Inc., appearing in the Annual Report on Form 10-KSB of Outlook Sports Technology, Inc. for the year ended January 31, 1999

Sincerely,

/s/ WOLINETZ GOTTLIEB & LAFAZAN P.C.
Wolinetz, Gottlieb & Lafazan P.C.

Rockville Center, New York
March 27, 2000